Exhibit 99.1

BYTE ACQUISITION CORP. ANNOUNCES POSTPONEMENT OF EXTRAORDINARY
GENERAL MEETING DATE

NEW YORK–(BUSINESS WIRE)-- BYTE Acquisition Corp. (Nasdaq: BYTS) (the “Company”), a blank-check company formed for the purpose of acquiring or merging with one or more businesses, today announced that the extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”) originally scheduled for Tuesday, December 20, 2022, is being postponed to a later date to be subsequently announced by press release. The Company expects to hold the meeting closer to the deadline by which the Company must complete a business combination, which is March 23, 2023.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Extraordinary General Meeting. Only the holders of the Company’s Class A ordinary shares and Class B ordinary shares as of the close of business on November 17, 2022, the record date for the Extraordinary General Meeting, are entitled to vote at the Extraordinary General Meeting.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the proposals to be voted on at the Extraordinary General Meeting (the “Proposals”), its inability to complete a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) within the required time period or, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

About BYTE Acquisition Corp.

BYTE Acquisition Corp. is a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting an initial business combination. While the Company may pursue an acquisition opportunity in any industry or sector, the Company intends to focus our search for targets in the Israeli technology industry, including those engaged in enterprise software, SaaS, cybersecurity, cloud computing, artificial intelligence and robotics, fintech, automotive technology, semiconductors, medical technology and that offer differentiated technology platforms and products. For more information on the Company, please visit www.bytespac.com.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Proposals. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the the definitive proxy statement dated November 28, 2022 (the “Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Press Release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposals. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Proposals. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, BYTS.info@investor.morrowsodali.com.

COMPANY CONTACT

Sam Gloor, CEO and CFO (917) 969-9250

info@bytespac.com

BYTS Investor Relations Contact

Chris Tyson/Doug Hobbs SPAC Alpha IR+ (949) 491-8235

BYTS@mzgroup.us